UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2026

RIVERVIEW BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-22957	91-1838969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Washington Street, Suite 900, Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (360) 693-6650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	RVSB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 1, 2026, Riverview Bancorp, Inc. (the “Company”) was notified that Delap LLP ("Delap"), the Company's independent registered public accounting firm, merged with Aprio, LLP (“Aprio”) effective on January 1, 2026 (the “Accountant Merger”). Following the Accountant Merger, the combined audit practices operate as Aprio. In connection with the notification of the Accountant Merger, Delap has resigned as the auditors of the Company and the Audit Committee of the Company’s Board of Directors approved the appointment of Aprio, as the successor to Delap, as the Company’s independent registered public accounting firm.

The audit report of Delap on the Company’s consolidated financial statements for the fiscal years ended March 31, 2025 and 2024, and for each of the three years in the period ended March 31, 2025, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended March 31, 2025 and 2024, and the subsequent interim period through the date of the Accountant Merger, there were no (i) disagreements with Delap on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Delap’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, or (ii) reportable events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

During the years ended March 31, 2025 and 2024, and the subsequent interim period through the date of this Current Report on Form 8-K, neither the Company, nor anyone on its behalf, consulted with Aprio regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Delap with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested that Delap furnish the Company with a letter addressed to the Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of Delap’s letter to the Commission, dated January 7, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

16.1    Letter from Delap LLP, dated January 7, 2026 to the Securities and Exchange Commission.
104      Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERVIEW BANCORP, INC.

Date: January 7, 2026	/s/ David Lam
David Lam
Chief Financial Officer (Principal Financial Officer)